UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2018

GREEN ENVIROTECH HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54395	32-0218005
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14699 Holman Mountain Road
Jamestown, CA	95327
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	209-848-4384

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 30, 2018, Green EnviroTech Holdings Corp. announced that Gary De Laurentiis will resign as our chief financial officer. Mr. De Laurentiis will remain as our Secretary-Treasurer and Chairman of our board of directors.

Our new chief financial officer will be Hernan Rizo, 43. Mr. Rizo has been the president of The CFO Group, an interim and permanent chief financial officer services organization since 2015, has also been the chief financial officer of Tatum, a financial and technology consulting and advisory firm since 2008, and was the chief financial officer of Fleetserve LLC from 2012 to 2014. In his work with The CFO Group, he has served as the chief financial officer of a number of entities, including Real Estate Acquisition Development Sales, LLC, the entity that has provided us with a lease and working capital credit facility. Mr. Rizo has a BS in finance and accounting from Externado University of Colombia and an MBA from the University of Texas at Arlington.

Mr. Rizo will receive a salary of $240,000 per year, the majority of which will be accrued rather than paid until we are financially able to pay salaries. Additionally, he will be eligible for bonuses, computed quarterly and paid no less frequently than annually, based on the performance of the company and on his own performance. Upon his engagement with us, we granted to Mr. Rizo an option to purchase 250,000 shares of our common stock at an exercise price of $0.10 per share, vesting monthly over a four-year period.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location
Item 99	Miscellaneous
99.01	Press release dated January 30, 2018	Attached

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENVIROTECH HOLDINGS CORP.

Dated: January 30, 2018	By:	/s/ Chris Bowers
Chris Bowers
Chief Executive Officer

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